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                                                                   Exhibit 10.25

                     AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT

         AMENDMENT No. 3 dated as of January 22, 2001 ("Amendment No. 3") to the Employment Agreement dated August 28, 1998 as amended November 30, 1998 and January 18, 2000 (the "Employment Agreement") by and between G+G Retail, Inc., a Delaware corporation (the "Company") and Scott Galin, an individual resident at 65 Harbor Lane, Rosyln Harbor, New York 11576 (the "Executive").

         The Company desire to modify the terms of Executive's Employment Agreement as provided below.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Employment Agreement.

         2. Section 3.1(a) of the Employment Agreement is amended to provide that, in addition to any Salary otherwise payable to Executive pursuant to this Agreement, the Company shall pay to Executive as additional Salary a lump sum payment during each of the next three years in the amount of $200,000 per year, the first such payment to be made on February 5, 2001 and the remaining two payments to be made on February 5, 2002 and February 5, 2003.

         3. Except as specifically amended above, the Employment Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

         4. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

         5. This Amendment No. 3 may be executed in one or more counterparts, each of which shall be deemed to be an original copy of this Amendment No. 3 and all of which, when taken together, shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment No. 3 on the date and year first above written.

                                        G+G RETAIL, INC.

                                        By:      /s/ Jay Galin
                                          --------------------------------------
                                          Jay Galin
                                          Chairman and Chief Executive Officer

                                               /s/ Scott Galin
                                          --------------------------------------
                                            Scott Galin